UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 4, 2009 (May 4, 2009)

SkyTerra Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10802 Parkridge Boulevard
Reston, VA 20191
(Address of principal executive offices, including zip code)
(703) 390-2700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2009, SkyTerra Communications, Inc. will host a conference call to discuss financial results for its fiscal quarter ended March 31, 2009. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.1. All information in the presentation is furnished but not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
99.1	Presentation of SkyTerra Communications, Inc., dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 4, 2009	By:	/s/ Randy Segal
		Name:	Randy Segal
		Title:	General Counsel

EXHIBIT INDEX

Number	Description
99.1	Presentation of SkyTerra Communications, Inc., dated May 4, 2009.